Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
12. Subsequent Events
Restricted Stock Unit Issuance
On October 2, 2025, the Company granted an aggregate of 1,340,971 restricted stock units (RSUs) to employees under the
2025
Plan as part of the Company’s merit-based equity compensation program. As of the grant date, the aggregate grant-date fair value of these awards was approximately $39.8 million. The RSUs vest over a four-year period, with 25% vesting on the first anniversary
of the vesting commencement date, and the remainder vesting in equal quarterly installments over the following three years. Any unvested RSUs will be forfeited if employment terminates prior to the applicable vesting date.

16. Subsequent Events
The Company performed a review of events subsequent to the balance sheet date through the date the consolidated financial statements are available to be issued on March 31, 2025, and has determined there are no such events that require disclosure except for the following:
Reverse Stock Split
On July 18, 2025, the Company effected a
1-for-28
reverse stock split (the Stock Split) of the Company’s issued and outstanding shares of common stock and options to purchase common stock. The Stock Split reduced the number of shares of the Company’s issued and outstanding common stock, as well as the numbers of shares underlying the RSUs and the numbers of shares reserved and available for future issuance and underlying outstanding options to purchase common stock. No fractional shares were distributed as a result of the reverse stock split, and stockholders were entitled to a cash payment in lieu of fractional shares. The Stock Split did not affect the par values per share or total authorized common stock. Accordingly, all share and per share amounts for all periods presented in the consolidated financial statements have been adjusted retroactively, where applicable, to reflect the Stock Split.